SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                                Howell Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

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    (3) Per unit price or other underlying value of transaction computed
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        filing fee is calculated and state how it was determined):

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/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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
                               HOWELL CORPORATION
                              1500 Howell Building
                              Houston, Texas 77002




                                 March 25, 2002




Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders to be held on Wednesday, April 24, 2002, at 10:00 a.m., in the Concourse Level Meeting Center of the Howell Building, 1111 Fannin Street, Houston, Texas 77002.

The accompanying Notice of Annual Meeting and Proxy Statement describe the formal matters to be acted upon at the meeting. In addition, we will discuss current matters concerning the future of the Company and review the Company's operations during the past year. At the conclusion of the formal meeting, an opportunity will be provided for questions and discussion by the shareholders. A record of the Company's activities for the year 2001 is contained in the Annual Report which accompanies this proxy material.

Representation of your shares at the meeting is very important. We urge each shareholder, whether or not you now plan to attend the meeting, to promptly date, sign and return the enclosed proxy in the envelope furnished for that purpose. If you do attend the meeting, you may, if you wish, revoke your proxy and vote in person.

It is always a pleasure to meet with our shareholders, and I personally look forward to seeing as many of you as possible at the Annual Meeting.

                                   Sincerely,




                                   /s/  Donald W. Clayton
                                   DONALD W. CLAYTON
                                   Chairman of the Board

                               HOWELL CORPORATION
                              1500 Howell Building
                              Houston, Texas 77002



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                      TO BE HELD WEDNESDAY, APRIL 24, 2002



To the Shareholders of Howell Corporation:

NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of Howell Corporation, a Delaware corporation, will be held in the Concourse Level Meeting Center of the Howell Building, 1111 Fannin Street, Houston, Texas, on Wednesday, April 24, 2002, at 10:00 a.m. local time, for the following purposes:

     1. to elect  three  members  to the  Board of  Directors  to    serve for a
        three-year term as Class II Directors;

     2. to ratify the appointment of Deloitte & Touche LLP as independent auditors for the Company for the year ending December 31, 2002; and

     3. to transact such other business as may properly come before the meeting or any adjournments thereof.


The Board of Directors has fixed the close of business on February 28, 2002, as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting. A list of all shareholders entitled to vote is on file at the principal offices of the Company, 1111 Fannin, Suite 1500, Houston, Texas, and will be available for inspection by any shareholder during the meeting.

So that we may be sure your shares will be voted at the Annual Meeting, please date, sign and return the enclosed proxy promptly. For your convenience, a postpaid return envelope is enclosed for your use in returning your proxy. If you attend the meeting, you may revoke your proxy and vote in person.



                                   By Order of the Board of Directors,




                                   /s/  Robert T. Moffett
                                   ROBERT T. MOFFETT
                                   Vice President,
                                   General Counsel
                                   and Secretary
March 25, 2002

                               HOWELL CORPORATION
                              1500 Howell Building
                              Houston, Texas 77002



                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                                 April 24, 2002

Solicitation and Revocability of Proxies

   This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Howell Corporation ("Company") to be used at the Annual Meeting of Shareholders to be held in the Concourse Level Meeting Center of the Howell Building, 1111 Fannin Street, Houston, Texas on Wednesday, April 24, 2002, at 10:00 a.m. local time, and at any and all adjournments thereof. This Proxy Statement and the enclosed proxy are being mailed to the shareholders on or about March 25, 2002.

   Unless otherwise indicated thereon, proxies in the accompanying form which are properly executed and duly returned to the Company and which are not revoked will be voted:

     1. for each of the three nominees for director to serve a three-year term as Class II Directors; and

     2. for ratification of the appointment of Deloitte & Touche LLP as independent auditors for the Company for the year ending December 31, 2002.


   Shares represented by proxies marked as abstentions on any matter will not be voted on that matter, although they will be counted for quorum purposes; brokers' shares held in "street name" and not voted by them will not be counted in tabulating votes. An Inspector of Election selected by the Company will tabulate votes at the Annual Meeting.

   The Board of Directors is not presently aware of other proposals that may be brought before the Annual Meeting. In the event other proposals are brought before the Annual Meeting, the persons named in the enclosed form of proxy will vote in accordance with what they consider to be the best interests of the Company and its shareholders. The proxy also confers on persons named therein, discretionary authority to vote with respect to any matter presented at the Annual Meeting for which advance notice was not received by the Company prior to February 7, 2002.

   The cost of soliciting proxies will be borne by the Company. In addition to the Company's solicitation by mail, proxies may be solicited personally or by telephone by the management of the Company. The Company may request brokerage houses or other custodians, nominees and fiduciaries to forward proxies and proxy material to the beneficial owners of the shares held of record by such persons and will reimburse them for their reasonable forwarding expenses.

   Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised. Proxies may be revoked by filing with the Secretary of the Company written notice of revocation, by executing and delivering a later-dated proxy, or by appearing and voting in person at the meeting.

Voting Securities and Record Date

   The Board of Directors of the Company has fixed the close of business on February 28, 2002, as the record date ("Record Date") for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. Shares held by brokers and not voted by them ("broker non-votes") and abstentions will be counted as present at the Annual Meeting for purposes of determining the presence of a quorum. An Inspector of Election selected by the Company will tabulate votes at the Annual Meeting.

   The issued and outstanding voting securities of the Company as of the Record Date consist of 6,114,877 shares of common stock, $1.00 par value per share ("Common Stock") each of which is entitled to one vote. Shares of Common Stock are not entitled to cumulative voting rights in the election of Directors. The presence in person or by proxy of the holders of a majority of the shares of Common Stock outstanding on the Record Date will be necessary to constitute a quorum at the Annual Meeting.

   Assuming the presence of a quorum of the Common Stock, the affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy at the meeting is required for the election of Directors and for ratification of the appointment of Deloitte & Touche LLP as independent auditors for the year ending December 31, 2002. Abstentions will have the effect of negative votes on these proposals.

   The Company also has issued and outstanding, as of the Record Date, 690,000 shares of $3.50 convertible preferred stock, $1.00 par value per share ("Series A Preferred Stock"). Holders of the Series A Preferred Stock are not entitled to vote with respect to any matter referred to in this Proxy Statement.

Item 1.  Election of Directors

   The Company's Board of Directors is divided into three classes, each elected to serve for a term of three years. The Board of Directors, in accordance with the Company's Certificate of Incorporation, has established that there shall be three Class I Directors, three Class II Directors and three Class III Directors.

   The three nominees for Class II Directors are Robert M. Ayres, Jr., Ronald E. Hall and Otis A. Singletary. It is the intention of the persons named in the accompanying proxy that proxies will be voted for the election of these three nominees unless otherwise indicated thereon. Each of the nominees is now a Director of the Company and is standing for reelection. The Board of Directors has no reason to believe that any of the nominees will be unable to serve if elected to office and, to the knowledge of the Board of Directors, the nominees intend to serve the entire term for which election is sought. Should any nominee for the office of Director named herein become unable or unwilling to accept nomination or election, the persons named in the proxy will vote for such other person as the Board of Directors may recommend. The Company does not consider security holder nominations.

Directors to be Elected at the Meeting

   Set forth below is certain information regarding each of the three nominees for election as a Director.

                            Occupation, Experience and       Director
Name and Age                       Directorships               Since
------------                ---------------------------      --------
Robert M. Ayres, Jr..  Financial  consultant  for more than
Age: 75                    five years. Vice Chancellor  and
                           President   Emeritus, University
                           of  the  South.  Director: James
                           Avery Craftsman, Inc.                1991

Ronald E. Hall.......  Retired.  Chairman  of the  Board of
Age: 69                    the Company  from  1995  to  May
                           1997.  Formerly  President   and
                           Chief Executive Officer of CITGO
                           Petroleum      Corporation,    a
                           refining,     marketing      and
                           distribution company, from  1985
                           to 1995. Director  of CITGO from
                           1990 to 1995.                        1995

Otis A. Singletary...  President  Emeritus,  University  of
Age: 80                    Kentucky since 1987.                 1977 (1)

--------------
(1) Dr. Singletary also served as a director in 1969.


   The Board of Directors of the Company has unanimously approved the election of the nominees and recommends a vote "FOR" the election of the nominees for Class II Directors.

Directors Whose Term Extends Beyond the Meeting

   Set forth below is certain information regarding each of the Directors whose term extends beyond the meeting. The Class I Directors with terms expiring in 2004 are Donald W. Clayton and Richard K. Hebert. The Class III Directors with terms expiring in 2003 are Paul W. Murrill, Ken C. Tamblyn and Khoi V. Tran. Mr. Paul N. Howell served as a Class I Director until the time of his death, August 31, 2001. The Board has not elected a successor to fill the vacancy at this time.

                            Occupation, Experience and       Director
Name and Age                       Directorships               Since
------------                ---------------------------      --------
Donald W. Clayton....  Chairman  of the  Company  since May
Age: 65                    1997; Chief   Executive  Officer
                           from May  1997 to December 2000.
                           From 1993 to 1997,  was co-owner
                           and President of  Voyager Energy
                           Corp., a privately held  oil and
                           gas exploration company.  Served
                           as President   and   Director of
                           Burlington Resources,  Inc.  and
                           President  and  Chief  Executive
                           Officer of  Meridian  Oil,  Inc.
                           Prior to that,  he was  a senior
                           executive   with   Superior  Oil
                           Company.                             1997

Richard K. Hebert....  President   and   Chief    Executive
Age: 50                    Officer   of   the Company since
                           January  2001;   President   and
                           Chief Operating Officer from May
                           1997 to December 2000. From 1993
                           to 1997, was co-owner and  Chief
                           Executive   Officer  of  Voyager
                           Energy Corp., a  privately  held
                           oil and gas exploration company.
                           Served   as    Executive    Vice
                           President  and  Chief  Operating
                           Officer  of  Meridian Oil, Inc.,
                           now  Burlington  Resources, Inc.
                           Prior to that, served in various
                           engineering    and    management
                           positions   with    Mobil    Oil
                           Corporation,    Superior     Oil
                           Company   and   Amoco Production
                           Company.                             1997

Paul W. Murrill......  Professional  Engineer for more than
Age: 67                    five years.  Chairman  and Chief
                           Executive Officer of Gulf States
                           Utilities  Company,   a   public
                           utility,   from   1982  to 1987.
                           Director:  Entergy  Corporation,
                           Tidewater, Inc., DTM Corporation
                           and ChemFirst Inc.                   1994

Ken C. Tamblyn.......  Retired.  Executive  Vice  President
Age: 58                    and Chief  Financial  Officer of
                           Tidewater, Inc., from 1992 until
                           August 2000.                         2001

Khoi V. Tran.........  Retired.  Commercial  Manager of the
Age: 59                    International  Exploration   and
                           Production  Division of Pennzoil
                           / PennzEnergy  from   1992 until
                           1999.                                2000

Compensation of Directors

   Each member of the Board of Directors who is not an employee of the Company receives a $5,000 quarterly retainer fee. Members receive $1,000 for attending Audit Committee meetings. Members of the other committees receive attendance fees of $1,000 per meeting for attending the meetings of these committees, unless the committee meets on the same day as the Board of Directors, in which event no fee is paid. Commensurate remuneration is also paid for service on other committees and for special assignments as the occasion arises. The Company reimburses reasonable out-of-pocket expenses incurred by a director in attending board and committee meetings. Upon election to the Board, each Director receives an option to acquire 10,000 shares of common stock. Annually, each Director receives an option to acquire 1,000 additional shares. All options are granted at market value, vest ratably over four years and have a ten-year term.

Activities of the Board

   The Board of Directors held five meetings during 2001. Each Director attended at least 75% of the meetings of the Board and of any committee of which he was a member.

   The Board of Directors has three standing committees: Audit, Compensation and Nominating, and Stock Option.

   Members of the Audit Committee are Ken C. Tamblyn, Robert M. Ayres, Jr. and Ronald E. Hall. The Audit Committee met four times in 2001. Functions of the Audit Committee include recommending to the Board of Directors the independent auditors, approving the estimated fees for such services, reviewing the audit reports and making such recommendations to the Board of Directors concerning the audit reports as may be appropriate, meeting with the independent auditors, financial officers of the Company and other members of management to review the results of audits, and evaluating the adequacy of the internal control system of the Company.

   Members of the Compensation and Nominating Committee are Paul W. Murrill, Donald W. Clayton and Otis A. Singletary. The Compensation and Nominating
Committee met once in 2001. Functions of the Compensation and Nominating Committee include establishing compensation for the officers of the Company and reviewing all employee benefit programs, including the recommendation of changes in the benefits. Additionally, the Committee is responsible for making nominations to the Board of Directors. The Committee does not consider security holder nominations.

   Members of the Stock Option Committee are Messrs. Singletary, Ayres, Murrill, Tamblyn and Tran. The Committee administers the 1988, 1997 and 1999 stock option plans. The Committee met once in 2001.

Compensation and Nominating Committee Report on Executive Compensation

   The following report by the Compensation and Nominating Committee to the Board of Directors discusses the factors the Compensation and Nominating Committee considers when determining the salary and bonus of the Chief Executive Officer and other executive officers.

To the Board of Directors:

   As members of the Compensation and Nominating Committee, it is our duty to establish the compensation level of the executive officers, to award bonuses to the executive officers and to approve the Company's benefit plan arrangements.

   The base salary level of the executive officers is recommended to the Compensation and Nominating Committee by the Chairman of the Board. Factors considered by the Chairman are typically subjective, such as his perception of the individual's performance and any planned changes in functional responsibility, and also include such factors as prior year compensation levels and general inflationary considerations. The profitability of the Company and the market value of its stock are not primary considerations in setting executive officer base compensation, although significant changes in these items are subjectively considered. Additionally, the Committee considered a report prepared by a firm of compensation specialists in making its determinations.

   The Committee awarded bonuses to the executive officers after subjectively considering the profitability of the Company and individual performance. In making such determination, the Committee does not apply any specific criteria. The perquisites and other benefits received are reported in the Summary Compensation Table and are provided primarily pursuant to existing employee benefit programs.

   Mr. Clayton is the only member of the Compensation and Nominating Committee who is a current officer and employee of the Company. No other member of the Compensation and Nominating Committee is a former or current officer, nor is an employee of the Company or any of its subsidiaries.

                               Compensation and Nominating Committee

                               Paul W. Murrill, Chairman
                               Donald W. Clayton
                               Otis A. Singletary


Stock Option Committee Report on Executive Compensation

   The following report by the Stock Option Committee to the Board of Directors discusses the factors the Stock Option Committee considers when evaluating the use of equity-based incentives in compensating the executive officers and key employees of the Company.

To the Board of Directors:

   As members of the Stock Option Committee, it is our duty to administer the Company's stock option plans. The Committee believes that stock options are an important component of executive compensation. Administering the Company's plans includes awarding stock options to executive officers and key employees. The Company has four stock option plans in effect: the Howell Corporation Omnibus Stock Awards and Incentive Plan ("Omnibus Plan"); the Howell Corporation Nonqualified Stock Option Plan for Non-Employee Directors ("Director Plan"); the Howell Corporation 1997 Nonqualified Stock Option Plan ("1997 Plan"); and the Howell Corporation 1988 Stock Option Plan ("1988 Plan"). At December 31, 2001, 449,767 options were outstanding and 55,000 restricted shares were outstanding with 165,386 options available for grant under the Omnibus Plan. The 1997 Plan had 20,680 options outstanding and the 1988 Plan had 331,100 options outstanding. No further options may be granted under the 1997 Plan or the 1988 Plan.

   The Committee believes that stock options are important in retaining executives and motivating them to improve stock market performance. The number of options granted to each executive officer was determined by considering position, potential performance and functional responsibilities.

                               Stock Option Committee

                               Otis A. Singletary, Chairman
                               Robert M. Ayres, Jr.
                               Paul W. Murrill
                               Ken C. Tamblyn
                               Khoi V. Tran

Compensation of Executive Officers

   Messrs. Donald W. Clayton, Richard K. Hebert, Robert T. Moffett, Allyn R. Skelton, II, and John E. Brewster, Jr. constituted the executive officers of the Company at the end of 2001. Mr. Hebert was elected President and Chief Executive Officer effective January 1, 2001. Previously, he served as President and Chief Operating Officer. Mr. Clayton served as Chairman and Chief Executive Officer from May 14, 1997 until December 31, 2000. The following table summarizes the compensation paid by the Company, for the three fiscal years ended December 31, 2001, to each of the named executive officers. During the period covered by the table, the Company had no pension plans.


                                                        Summary Compensation Table
                                         Annual Compensation              Long-term Compensation
                                   ------------------------------  -------------------------------------
                                                       Other       Restricted    Securities      All
                                                       Annual         Stock      Underlying     Other
Name & Principal Position  Year    Salary   Bonus  Compensation(1)   Awards(2)    Options    Compensation
-------------------------  ----    ------   -----  ---------------   ---------    -------    ------------
                                     ($)     ($)        ($)            ($)          (#)          ($)
Richard K. Hebert          2001    275,000 225,000     6,000        323,437(3)     11,000      14,176(4)
President and              2000    225,000 110,000     6,000        139,063        44,000      15,888
Chief Executive Officer    1999    200,000  60,000     6,000              -             -      10,248

Donald W. Clayton          2001    225,000 200,000     6,000        323,437(5)     11,000      13,600(6)
Chairman                   2000    225,000 110,000     6,000        139,063        44,000      15,300
                           1999    200,000  60,000     6,000              -             -       9,600

Robert T. Moffett          2001    175,000 150,000     6,000         64,687(7)          -      14,176(8)
Vice President,            2000    165,000 100,000     6,000              -         8,000      15,438
General Counsel and        1999    150,000  70,000     6,000              -        15,000       9,648
Secretary

Allyn R. Skelton, II       2001    170,000 150,000     6,000         64,687(9)          -      14,176(10)
Vice President and         2000    160,000 100,000     6,000              -         8,000      14,988
Chief Financial Officer    1999     93,182  40,000     3,730              -        15,000       5,628

John E. Brewster, Jr.      2001    155,000  65,000         -         38,812(11)         -      12,976(12)
Vice President, Corporate  2000    150,000  60,000         -              -         8,000      14,088
Development & Planning     1999    130,000  65,000         -              -        15,000       8,448

--------------------------------
(1)  Other annual compensation is auto allowance.


(2) Restricted stock awards in 2000 were granted pursuant to the Omnibus Plan approved by the shareholders. Restricted stock awards in 2001 were granted pursuant to the authority of the Compensation Committee, and not pursuant to a shareholder approved plan.


(3) Mr. Hebert has 55,000 restricted shares of common stock valued at $572,000 on December 31, 2001. Dividends are paid on these restricted shares.


(4) Represents Company contributions of $13,600 to a 401(k) plan and $576 for premiums for term life insurance.


(5) Mr. Clayton has 55,000 restricted shares of common stock valued at $572,000 on December 31, 2001. Dividends are paid on these restricted shares.


(6)  Represents Company contributions to a 401(k) plan.


(7) Mr. Moffett has 5,500 restricted shares of common stock valued at $57,200 on December 31, 2001. Dividends are paid on these restricted shares.

(8) Represents Company contributions of $13,600 to a 401(k) plan and $576 for premiums for term life insurance.


(9) Mr. Skelton has 5,500 restricted shares of common stock valued at $57,200 on December 31, 2001. Dividends are paid on these restricted shares.


(10) Represents Company contributions of $13,600 to a 401(k) plan and $576 for premiums for term life insurance.


(11) Mr. Brewster has 3,300 restricted shares of common stock valued at $34,320 on December 31, 2001. Dividends are paid on these restricted shares.


(12) Represents Company contributions of $12,400 to a 401(k) plan and $576 for premiums for term life insurance.


Compensation Pursuant to Plans

   The Stock Option Committee continues to administer the 1988 Plan, a stock option plan for its executive officers, directors and key employees. Under this plan the Stock Option Committee could grant options to eligible employees and, subject to certain limitations, members of the Board of Directors. As of December 31, 2001, options with respect to 331,100 shares of Common Stock were outstanding. No additional options may be granted under this Plan.

   The 1997 Plan, which expires in 2007, is administered by the Stock Option Committee for the Company's executive officers, directors and key employees. Under this plan the Company may grant nonqualified options to eligible employees and members of the Board of Directors. As of December 31, 2001, options with respect to 20,680 shares of Common Stock were outstanding. No additional options may be granted under this Plan.

   The Stock Option Committee also administers the Omnibus Plan. The Omnibus Plan allows the Company to grant stock options and other forms of incentives, including stock appreciation rights, performance awards and restricted stock awards, to the Company's executives and key employees. As of December 31, 2001, options with respect to 449,767 shares of Common Stock were outstanding and 165,386 additional shares were reserved for issuance under this plan.

   The following table sets forth the options granted to the individuals named in the Summary Compensation Table during the last fiscal year.

                                 Option Grants in Last Fiscal Year

                               Individual Grants(1)
                ----------------------------------------------
                         Number of   % of Total
                         Securities   Options                               Potential Realizable
                         Underlying  Granted to   Exercise                 value at Assumed Annual
                          Options    Employees     Price     Expiration     Rates of Stock Price
         Name             Granted     in Year    Per Share      Date     Appreciation for Option Term
----------------------  ----------   ----------  ---------   ----------  ----------------------------
                           (#)          (%)      ($/Share)                      5%         10%
                                                                               --         ---
Donald W. Clayton        11,000         15        $11.76      01/10/11       $81,354    $206,167

Richard K. Hebert        11,000         15        $11.76      01/10/11       $81,354    $206,167

--------------------------------

(1) Options become exercisable in increments of 25% of the shares covered by the grant after the lapse of successive one-year periods. Each option has a ten-year term, but in case of termination of employment, otherwise exercisable options expire after six months.

   The table below shows the number of shares of Common Stock issued upon the exercise of options by the executive officers in 2001, the value received upon exercise of those options, the number of exercisable and unexercisable options at December 31, 2001, and the value of exercisable and unexercisable options with an option price of less than $10.40 per share, which was the market value of the Company's common stock on December 31, 2001.


                       Aggregated Option Exercises in Last Fiscal Year
                             and Fiscal Year-end Option Values

                                                            Number of           Dollar
                                                           Securities          Value of
                                                           Underlying         Unexercised
                                                           Unexercised        In-the-Money
                                                         Options at Fiscal  Options at Fiscal
                                                            Year End            Year End
                     Shares Acquired     Value            Exercisable/        Exercisable/
       Name           on Exercise       Realized          Unexercisable       Unexercisable
       ----           -----------       --------          -------------       -------------
                          (#)             ($)                  (#)                 ($)
Donald W. Clayton         -               -              12,100 / 47,300     64,614 / 193,842

Richard K. Hebert         -               -              12,100 / 47,300     64,614 / 193,842

Robert T. Moffett         -               -              49,258 / 15,950     88,347 / 105,122

Allyn R.  Skelton, II     -               -              10,450 / 14,850     66,611 /  90,107

John E.  Brewster, Jr.    -               -              28,930 / 15,950     81,626 / 105,122



                        Long-Term Incentive Plan Awards in Last Fiscal Year

                                       Performance
                                         or other     Estimated future payouts under non-stock
                        Number of      period until              price-based plans
                     shares, units      maturation    ----------------------------------------
       Name         or other rights     or payout      Threshold       Target        Maximum
       ----         ---------------     ---------      ---------       ------        -------
                         ($)                              ($)           ($)            ($)
Richard K. Hebert      600,000         2001 - 2005         0          600,000        600,000

Robert T. Moffett      450,000         2001 - 2005         0          450,000        450,000

Allyn R. Skelton, II   450,000         2001 - 2005         0          450,000        450,000


   The Company adopted a long-term incentive plan during 2001 which is administered by the Compensation and Nominating Committee. The plan is designed to focus executives on meeting annual targets over an extended period and providing incentives to retain those executives over that time. The plan is not based on the price of Company Common Stock. The Committee determines a target for each participant. Annually, the Committee reviews the performance of the Company, and determines what percentage of the target will be awarded for that year for each participant. The maximum that may be awarded in any year is 33 1/3% and the minimum is zero. On or about the March 15th following maturity of the plan (December 31, 2005), or following such earlier year in which the awards total 100%, payout of the target times the sum of the percentages awarded (up to 100%) is made. Payout is subject to the continued employment of the participant except in certain circumstances following a change in control.

Compensation Committee Interlocks and Insider Participation

   The Compensation and Nominating Committee of the Company's Board of Directors is composed of the following: Paul W. Murrill and Otis A. Singletary, neither of whom is an employee of the Company; and Donald W. Clayton who is the Chairman of the Company.

Audit Committee Report

   The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

   Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

   Monitor  the   independence  and  performance  of the  Company's  independent auditors.

   Provide   an  avenue  of  communication   among  the  independent   auditors,
   management, and the Board of Directors.

   The Audit Committee is composed of three independent directors and operates under a written charter adopted by the Board of Directors.

   The Audit Committee reviewed, and discussed with management and the independent auditors, the audited financial statements as of and for the year ended December 31, 2001. Management has the responsibility for the preparation of the Company's financial statements and the independent auditors have the responsibility for the examination of those statements. The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgment as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board.

   The Audit Committee also discussed with the Company's independent auditors the overall scope and plans for their audit. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. In light of the current environment, the Audit Committee focused increased attention to the disclosure of critical accounting policies. The Audit Committee received assurances from management and the independent auditors that the critical accounting policies were fully described and that all material commitments and contingencies were likewise, appropriately disclosed.

   In  reliance  on the reviews  and  discussions  referred to above,  the Audit
Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2001 for filing with the Securities and Exchange Commission. The Audit Committee and the Board of Directors have also recommended, subject to shareholder ratification, the selection of Deloitte & Touche LLP as the Company's independent auditors for the year ending December 31, 2002.

                               Audit Committee

                               Ken C. Tamblyn, Chairman
                               Robert M. Ayres, Jr.
                               Ronald E. Hall

Performance Graph

   Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on the Company's Common Stock against the cumulative total return of the Dow Jones Industrial Average and a peer group average for the period of five years commencing December, 31, 1996 and ending December 31, 2001. The peer group average is the Dow Jones Energy Sector Oil Secondary Group Average, which consists of smaller oil companies who do the bulk of their business domestically. The historical stock price performance for the Company's stock shown on the graph below is not necessarily indicative of future stock performance.

               Composite of Five Year Cumulative Total Return*
           Howell Corporation Common, Peer Group Average & Dow Jones
                             Industrial Average


                               1996     1997     1998     1999     2000     2001
                               ----     ----     ----     ----     ----     ----

Howell Corporation           100.00%  118.58%   14.41%   41.70%   90.90%   85.58%
Peer Group                   100.00%   99.70%   68.40%   78.94%  126.07%  115.75%
Dow Jones Industrial Average 100.00%  131.81%  164.63%  202.04%  183.31%  161.46%


*Assumes that the value of the investment in Howell Corporation and each indices was $100 on December 31, 1996 and that all dividends were reinvested.


Security Ownership of Management and Certain Beneficial Owners

   The following table sets forth, as of February 1, 2002, the shares of Common Stock beneficially owned by (i) any person who, to the knowledge of the Company, beneficially owns more than 5% of such stock, (ii) each director and nominee for director of the Company, (iii) each executive officer of the Company named in the Summary Compensation Table, and (iv) all directors and executive officers of the Company as a group. The Common Stock is the only class of voting securities of the Company currently outstanding. Unless otherwise indicated, each holder in the table below has sole voting and dispositive power with respect to the shares of Common Stock owned by such holder.



                                                Amount and Nature
 Name and Address                                of Beneficial     Percent
of Beneficial Owner                                Ownership      of Class
-------------------                                ---------      --------
Donald W. Clayton...........................       403,817(1)       6.6
Howell Corporation
1111 Fannin, Suite 1500
Houston, TX  77002

Richard K. Hebert...........................       244,863(2)       4.0
Howell Corporation
1111 Fannin, Suite 1500
Houston, TX  77002

Robert T. Moffett...........................        66,357(3)       1.1
Howell Corporation
1111 Fannin, Suite 1500
Houston, TX  77002

Allyn R. Skelton, II........................        24,077(4)         *
Howell Corporation
1111 Fannin, Suite 1500
Houston, TX  77002

John E. Brewster, Jr........................        56,389(5)         *
Howell Corporation
1111 Fannin, Suite 1500
Houston, TX  77002

Robert M. Ayres, Jr.........................       237,485(6)       3.9
5705 Scout Island Cove
Austin, TX  78731

Ronald E. Hall..............................        83,765(7)       1.4
Howell Corporation
1111 Fannin, Suite 1500
Houston, TX  77002

Paul W. Murrill.............................        12,925(8)         *
206 Sunset Blvd.
Baton Rouge, LA  70808

Otis A. Singletary..........................        23,815(9)         *
780 Chinoe Road
Lexington, KY  40502

Ken C. Tamblyn..............................         3,250(10)        *
1410 East Cherry Court
Folson, LA  70437


                                             (table continues on following page)

                                                Amount and Nature
 Name and Address                                of Beneficial     Percent
of Beneficial Owner                                Ownership      of Class
-------------------                                ---------      --------
Khoi V. Tran................................         4,950(11)        *
10718 Sagetrail
Houston, TX  77089

All directors and executive officers as a
    group (12 persons)......................     1,161,693(12)     18.2

Evelyn E. Howell............................     1,353,033(13)     21.8
3711 San Felipe, No. 15F
Houston, TX  77027

Dimensional Fund Advisors Inc...............       523,660(14)      8.6
1299 Ocean Avenue, 11th Floor
Santa Monica, CA  90401

Ingalls & Snyder LLC........................       563,717(15)      9.0
61 Broadway
New York, NY  10006

Fidelity Management & Research Company......       535,260(16)      8.8
82 Devonshire Street
Boston, MA  02109

Bradley N. Howell...........................       325,171(17)      5.3
Lodestar Logistics Corporation
1111 Fannin, Suite 1500
Houston, TX  77002

*Less than 1%.
--------

(1) Includes 55,000 restricted shares which Mr. Clayton has the right to vote. He does not have dispositive power until the lapse of certain restrictions that burden such shares. Includes 18,333 shares which Mr. Clayton has the right to receive within 60 days should he elect to convert the 5,500 shares of Series A Preferred Stock held by him. Also includes 26,950 shares which Mr. Clayton has the right to acquire within 60 days pursuant to certain options.

(2) Includes 55,000 restricted shares which Mr. Hebert has the right to vote. He does not have dispositive power until the lapse of certain restrictions that burden such shares. Also includes 26,950 shares which Mr. Hebert has the right to acquire within 60 days pursuant to certain options.

(3) Includes 5,500 restricted shares which Mr. Moffett has the right to vote. He does not have dispositive power until the lapse of certain restrictions that burden such shares. Also includes 56,683 shares which Mr. Moffett has the right to acquire within 60 days pursuant to certain options.

(4) Includes 5,500 restricted shares which Mr. Skelton has the right to vote. He does not have dispositive power until the lapse of certain restrictions that burden such shares. Also includes 12,650 shares which Mr. Skelton has the right to acquire within 60 days pursuant to certain options.

(5) Includes 3,300 restricted shares which Mr. Brewster has the right to vote. He does not have dispositive power until the lapse of certain restrictions that burden such shares. Also includes 440 shares held by Mr. Brewster as custodian for his children; 36,355 shares which he has the right to acquire within 60 days pursuant to certain options; and 4,000 shares which Mr. Brewster has the right to receive within 60 days should he elect to convert the 1,200 shares of Series A Preferred Stock held by him.

(6) Includes 5,775 shares owned by the Shield-Ayres Foundation, as to which Mr. Ayres disclaims both voting and dispositive power, and 13,739 shares held by Mr. Ayres' wife, as to which he disclaims both voting and dispositive power. Includes 3,333 shares which Mr. Ayres has the right to receive within 60 days should he elect to convert the 1,000 shares of Series A Preferred Stock held by him. Also includes 825 shares which Mr. Ayres has the right to acquire within 60 days pursuant to certain options.

(7) Includes 55,825 shares which Mr. Hall has the right to acquire within 60 days pursuant to certain options.

(8) Includes 11,825 shares which Dr. Murrill has the right to acquire within 60 days pursuant to certain options.

(9) Includes 660 shares held by Dr. and Mrs. Singletary, as to which Dr. Singletary shares voting and dispositive power, and 330 shares held by Dr. Singletary as custodian for minor children. Also includes 825 shares which Dr. Singletary has the right to acquire within 60 days pursuant to certain options.

(10) Includes 2,750 shares which Mr. Tamblyn has the right to acquire within 60 days pursuant to certain options.

(11) Includes 2,750 shares which Mr. Tran has the right to acquire within 60 days pursuant to certain options.

(12) Includes 260,054 shares which the Company's directors and executive officers have the right to acquire within 60 days pursuant to the exercise of certain options and the conversion of shares of Series A Preferred Stock.

(13) Includes 89,870 shares which Mrs. Howell has the right to acquire within 60 days pursuant to certain options and 48,950 shares which are owned by the Howell Foundation, as to which Mrs. Howell shares voting and dispositive power.

(14) Dimensional Fund Advisors Inc. ("DFA"), a registered investment advisor, furnishes investment advice to four investment companies and serves as investment manager to certain other commingled group trusts and separate accounts. In its role as investment adviser or manager, DFA possesses voting and/or investment power over 523,660 shares which are owned by the accounts it manages or advises. DFA disclaims beneficial ownership of all such shares.

(15) Includes 176,082 shares which Ingalls & Snyder LLC has the right to receive within 60 days should it elect to convert the 52,830 shares of Series A Preferred Stock held by it. Ingalls & Snyder LLC is registered as a broker or dealer with the commission. Based on Amendment No. 18 to Schedule 13G filed with the Commission, Ingalls & Snyder LLC has sole voting and dispositive power with respect to 151,700 of the shares of Common Stock owned beneficially.

(16) Fidelity Management & Research Company is the beneficial owner of 535,260 shares as a result of acting as a registered investment advisor to various investment companies.

(17) Of these, 39,600 shares are held by Bradley N. Howell as custodian for minor children, 153,500 shares are held in trust for minor children and for himself, as to which he shares voting and dispositive power, and 15,700 shares are held by Bradley N. Howell's wife, as to which he disclaims both voting and dispositive power.


Certain Transactions

   Mr. Ronald E. Hall received monthly consulting fees totaling $38,000 during 2001. The Board of Directors reviews this arrangement on an annual basis.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

   Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

   To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with during the fiscal year ended December 31, 2001.

Item 2.  Ratification of Appointment of Independent Auditors

   Deloitte & Touche LLP has been appointed by the Board of Directors as independent auditors of the Company and its subsidiaries for the year ending December 31, 2002. This appointment is being presented to the shareholders for ratification. Deloitte & Touche LLP served the Company as independent auditors for the year ended December 31, 2001. Although the Company is not required to obtain shareholder ratification of the appointment of the independent auditors for the Company for the year ended December 31, 2002, the Company has elected to do so.

   Representatives of Deloitte & Touche LLP will be present at the Annual Meeting. While they do not plan to make a statement at the meeting, such representatives will be available to respond to appropriate questions from shareholders and will be free to make a statement if they so desire.

   In the event that the shareholders do not ratify the appointment of Deloitte & Touche LLP as the independent auditor of the Company, the Board of Directors will consider the retention of other independent auditors.

Audit Fees

   Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte") billed the Company $125,000 for professional services rendered for the audit of its annual financial statements for the year ended December 31, 2001, and for the reviews of the financial statements included in the Company's Forms 10-Q for that year.

Financial Information Systems Design and Implementation Fees

   The Company did not engage Deloitte to render any services in conjunction with information systems design and implementation during the prior fiscal year.

All Other Fees

   The aggregate fees billed for services rendered by Deloitte, other than the services described above, for the year ended December 31, 2001, totaled $33,540. This amount represents fees and associated expenses billed with respect to the limited scope audit of the Company's 401(k) plan and an audit of certain properties for inclusion in a Form 8-K, filed on December 3, 2001.

   The Audit Committee of the Board of Directors has considered whether the provision by Deloitte of the non-audit services disclosed above, is compatible with maintaining their independence.

   The Board of Directors of the Company has unanimously approved Deloitte & Touche LLP as the independent auditors for the Company for the year ending
December 31, 2002, and recommends a vote "FOR" the ratification of the appointment of Deloitte & Touche LLP as independent auditors for the Company for such fiscal year.

Shareholders' Proposals for 2003 Annual Meeting

   In order for proposals submitted by shareholders of the Company pursuant to Rule 14a-8 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended, to be included in the Company's Proxy Statement and form of proxy relating to the 2003 Annual Meeting of the Shareholders, such proposals must be received at the Company's principal executive offices no later than November 25, 2002. A Shareholder choosing not to use the procedures established in Rule 14a-8 must deliver the proposal at the Company's principal executive office no later than February 8, 2003. All such proposals must be in conformity with all applicable legal provisions.


Other Business

   The Board of Directors of the Company does not know of any other matters which are to be presented for action at the meeting. However, if any other matters properly come before the meeting, it is intended that the enclosed proxy will be voted in accordance with the recommendation of the Board of Directors.

                                   By Order of the Board of Directors,




                                   /s/  Donald W. Clayton
                                   DONALD W. CLAYTON
                                   Chairman of the Board

Houston, Texas
March 25, 2002

                        COMMON SHAREHOLDER'S PROXY

                            HOWELL CORPORATION

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned hereby appoints Donald W. Clayton and Robert T. Moffett, and each of them, as proxies, each with full power of substitution, to represent and vote as designated on the reverse all shares of Common Stock of Howell Corporation ("Company") held of record by the undersigned on February 28, 2002, at the Annual Meeting of Shareholders to be held on April 24, 2002, or any adjournments thereof.

                   (Continued and to be signed on other side)

A |X|  Please mark your
       votes as in this
       example.


(1) ELECTION OF THREE CLASS II DIRECTORS:     WITHHOLD AUTHORITY to vote for all
    FOR all nominees listed below  |_|        nominees listed below |_|

    (INSTRUCTION: To withhold authority to vote for any individual nominee strike through the nominee's name below.)

        Robert M. Ayres, Jr.      Ronald E. Hall        Otis A. Singletary

(2) PROPOSAL TO RATIFY THE APPOINTMENT of Deloitte & Touche LLP as independent auditors for the Company:

    FOR |_|           AGAINST |_|          ABSTAIN |_|

    This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted for Proposals 1 and 2 above.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


Signature________________________________________


Signature________________________________________
               Signature, if held jointly

DATE:  ____________________, 2002


Note:Please sign exactly as name appears  hereon.  When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.